AMENDMENT AGREEMENT

THIS AGREEMENT is made as of the 8th  day of April, 2005

BETWEEN:

Miranda Gold Corp., a company having a mailing address at Suite 306 – 1140 Homer Street, Vancouver, B.C., V6B 2X6

(herein called the “Optionor”)

       OF THE FIRST PART

AND:

Golden Aria Corp., a company having an office at 500 – 625 Howe Street, Vancouver BC V6C 2T6

(herein called the “Optionee”)

        OF THE SECOND PART

WHEREAS:

A.

The parties entered into an Exploration Agreement With Option to Joint Venture dated the 6th day of April, 2005 (the “Agreement”) whereby the Optionee can acquire an undivided sixty percent (60%) interest in the Coal Canyon Property; and

B.

The parties now wish to amend the Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that the Agreement is amended as follows:

1.

By the deletion of paragraph 1.2 in its entirety and the substitution therefor of the following:

1.2

Area of Interest shall mean the area shown on Exhibit A attached hereto

and shall include any and all mineral interests staked, located, granted or acquired   by or on behalf of either of the parties hereto during the currency of this   Agreement which are located, in whole or in part, within one mile of the existing   perimeter of the Property;

2. The parties hereby ratify and confirm the Agreement in all other respects.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the 8 day of April, 2005.

Miranda Gold Corp.

Per:

 Ken Cunningham, President

Golden Aria Corp.

Per:

 Authorized Signatory

Schedule “A”

Hercules Property, Lyon County, Nevada

The claims are located in sections 13, 24, 25, and 26, T16N, R22E and Sections 18, 19 and 30, T16N, R23E, MDB&M, Lyon County, Nevada.

	COUNTY	BLM
CLAIM NAME	DOCUMENT NUMBER	NMC NUMBER
Apollo 1	284854	832280
Apollo 3	284855	832281
Apollo 5	284856	832282
Apollo 7	233916	804993
Apollo 9	284857	832283
Apollo 11	284858	832284
Apollo 16	233918	804994
Apollo 17	233919	804995
Apollo 18	284859	832285
Apollo 19	233920	804996
Apollo 20	284860	832286
Apollo 21	233921	804997
Apollo 22	284861	832287
Apollo 23	284862	832288
Apollo 24	233922	804998
Apollo 25	284863	832289
Hercules 1	284864	832290
Hercules 2	233902	804978
Hercules 3	233903	804979
Hercules 4	284865	832291
Hercules 5	284866	832292
Hercules 6	284867	832293
Hercules 7	286114	832294
Hercules 8	286115	832295
Hercules 12	284870	832296
Hercules 13	284871	832297
Hercules 14	284872	832298
Hercules 19	284873	832299
Hercules 44	284874	832300
Hercules 45	284875	832301
Hercules 46	284876	832302
Hercules 47	284877	832303

Hercules 48	233908	804984
Hercules 49	233909	804985
Hercules 50	284878	832304
Hercules 51	284879	832305

Hercules 52	233911	804987
Hercules 53	233912	804988
Hercules 54	284880	832306
Hercules 55	284881	832307

Imperial Mine Property, Esmeralda County, Nevada

Sections 35-36, T4S, R40E,  Esmeralda County, Nevada

CLAIM NAME

NMC NUMBER

Lida 1

838518

Lida 2

838519

Lida 3

838520

Lida 4

838521

Lida 5

838522

Lida 6

838523

Lida 7

838524

Lida 8

838525

Lida 9

838526

Lida 10

838527

Sections 34-35, T4S, R40E, Esmeralda County, Nevada

CLAIM NAME

NMC NUMBER

Helen

833046

Helen #1

833047

Helen #2

833048

Helen #3

833049

Helen #4

833050

Helen #5

833051

Helen #6

833052

Helen #7

833053

Helen #8

833054

Helen #9

833055

Sections 36, T4S, R40E, Esmeralda County, Nevada

CLAIM NAME

NMC NUMBER

Imperial #20

833056

Imperial #21

833057

Gilman Property, Lander County, Nevada

Sections 7, 8, 17 and 18 T16N, R44E, MDB & M Lander County, Nevada

Claim Name	BLM Serial Number	Claimant
Gilman 32	623867	Herb Duerr
Gilman 33	623868	Herb Duerr

Gilman 34	623869	Herb Duerr
Gilman 15	833030	MinQuest, Inc.
Gilman 17	833031	MinQuest, Inc.
Gilman 19	833032	MinQuest, Inc.
Gilman 21	833033	MinQuest, Inc.
Gilman 23	833034	MinQuest, Inc.
Gilman 25	833035	MinQuest, Inc.
Gilman 27	833036	MinQuest, Inc.
Gilman 28	833037	MinQuest, Inc.
Gilman 29	833038	MinQuest, Inc.
Gilman 30	833039	MinQuest, Inc.
Gilman 31	833040	MinQuest, Inc.
Gilman 35	833041	MinQuest, Inc.
Gilman 36	833042	MinQuest, Inc.
Gilman 37	833043	MinQuest, Inc.
Gilman 38	833044	MinQuest, Inc.
Gilman 39	833045	MinQuest, Inc.